UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2008

DynCorp International Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-32869	01-0824791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3190 Fairview Park Drive, Suite 700, Falls Church, Virginia	22042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (571) 722-0210

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 1, 2008, DynCorp International Inc. (the “Company”) announced that, effective the first quarter of its fiscal year 2009, the Company will report its businesses under three operating segments. The changes are more fully described in the press release attached as Exhibit 99.1 hereto.

These changes do not affect the historical results, discussion or presentation of operating segments that will be reflected in the Company’s fiscal 2008 Annual Report on Form 10-K. The Company plans to begin to report its financial results consistent with this new structure beginning with the first quarter of fiscal 2009.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following document is hereby filed as an exhibit to this Current Report on Form 8-K:

99.1	Press release, dated April 1, 2008 issued by DynCorp International Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DynCorp International Inc.

Date: April 2, 2008

/s/ Michael J. Thorne
Michael J. Thorne
Senior Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated April 1, 2008 issued by DynCorp International Inc.